AD VALOREM DUTY PAID ASST. COLLECTOR

INSTRUMENT OF TRANSFER

STAMP DUTY 20.1.17 HONG KONG

HONG KONG 00005.00 STAMP DUTY PAID

GRAND WORLD PRO LIMITED

We, JM OCEAN AVENUE INTERNATIONAL CORPORATION LIMITED
of Room 1508, 15/F, SPA Centre, 53-55 Lockhart Road, Wanchai, Hong Kong
in consideration of the Sum of United States Dollars Six Hundred Thousand only (US$600,000.00) paid to us by JMAX INTERNATIONAL LIMITED of Genesis Building, 5th Floor, Genesis Close, PO Box 446, Cayman Islands, KY1-1106 (hereinafter called "the said Transferee") do hereby transfer to the said Transferee the 1,560,010 Share numbered ________ standing in our name in the Register of **GRAND WORLD PRO LIMITED** to hold unto the said Transferee free from any encumbrances and third party rights. And we the said Transferee do hereby agree to take the said Shares.

The whole of the penalty has been remitted under section 9 of the Stamp Duty Ordinance 1981 Asst. Collector

Witness our hands the 11th day of January 2017

Witness to the signature(s) of

Name Mr. Li Wei

Address c/o Room 1508, 15th Floor, SPA Centre, 53-55 Lockhart Road, Wanchai, Hong Kong.

For and on behalf of JM Ocean Avenue International Corporation Limited 中脈環球有限公司

Authorized Signature(s)

For and on behalf of JM OCEAN AVENUE INTERNATIONAL CORPORATION LIMITED

Witness to the signature(s) of

Name Mr. Li Wei

Address c/o Room 1508, 15th Floor, SPA Centre, 53-55 Lockhart Road, Wanchai, Hong Kong.

For and on behalf of JMax International Limited

Authorized Signature(s)

For and on behalf of JMAX INTERNATIONAL LIMITED

Date :

The whole of the penalty has been remitted under section 9 of the Stamp Duty Ordinance 1981
Asst. Collector

HONG KONG 20.1.17 48 STAMP DUTY

HONG KONG 04635.00 STAMP DUTY PAID

SOLD NOTE

Name of Purchaser (Transferee): JMAX INTERNATIONAL LIMITED

Address : Genesis Building, 5th Floor, Genesis Close, PO Box 446, Cayman Islands, KY1-1106

Occupation : Corporation

Name of Company in which the shares to be transferred : GRAND WORLD PRO LIMITED

Number of Shares : 1,560,010

Consideration Received : United States Dollars Six Hundred Thousand only (US$ 600,000.00)

For and on behalf of
JM Ocean Avenue International Corporation Limited
中一脈環球有限公司

Authorized Signature(s)

(Transferor)

INSTRUMENT OF TRANSFER ENDORSED

Dated 11th January, 2017

@7.7245

BOUGHT NOTE

Name of Seller (Transferor): JM OCEAN AVENUE INTERNATIONAL CORPORATION LIMITED

Address : Room 1508, 15/F, SPA Centre, 53-55 Lockhart Road, Wanchai, Hong Kong

Occupation : Corporation

Name of Company in which the shares to be transferred : GRAND WORLD PRO LIMITED

Number of Shares : 1,560,010

Consideration Paid : United States Dollars Six Hundred Thousand only (US$ 600,000.00)

The whole of the penalty has been remitted under section 9 of the Stamp Duty Ordinance 1981
Asst. Collector

HONG KONG 20.1.17 48 STAMP

For and on behalf of
JMax International Limited

Authorized Signature(s)

(Transferee)

HONG KONG 04635.00 STAMP DUTY PAID

Dated 11th January, 2017